UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2010

Quamtel,  Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31757	98-0233452
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14911 Quorum Drive, Suite 140, Dallas, Texas 75254

(Address of principal execute offices, including zip code)

(982) 361-1980
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 20, 2010, Registrant’s Board of Directors approved a Restated Consulting Services Agreement with iTella, Inc. to replace the original agreement dated August 2, 2009.  The new agreement reduces the compensation payable to the consultant to $250,000 per year and places a cap on the amount of revenue sharing payable to the consultant to $800,000 per year. Various other benefits payable to consultant were eliminated.

ITEM 9.01    EXHIBITS

10.1       Restated Consulting Services Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2010	Quamtel, Inc. (Registrant)

	By:	/s/ Stuart Ehrlich
Stuart Ehrlich
Chief Executive Officer